Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven A. Hartman, Senior Vice President, Chief Financial Officer and Treasurer of Penn Virginia Corporation (the “Registrant”), certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of the Registrant (this “Report”); and
2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Date: April 29, 2019

/s/ STEVEN A. HARTMAN
Steven A. Hartman
Senior Vice President, Chief Financial Officer and Treasurer